MAINSTAY FUNDS

Supplement dated March 28, 2008 (“Supplement”)
to the Statement of Additional Information dated May 1, 2007 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for ICAP Funds, Inc. (the “Funds”). You may obtain a copy of the Funds’ Prospectus and SAI free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds’ website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Effective today, March 28, 2008, all references to Brain A. Murdock in the SAI are hereby removed; including those references on pages 20, 23 and 24.

Please Retain This Supplement For Your Future Reference.